UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2015

Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Suite 106
Purchase, New York 10577

(Address of principal executive offices) (Zip Code)

(914) 468-4009

Registrant's telephone number, including area code

 ______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On March 31, 2015, Bovie Medical Corporation (the “Company”) issued a press release announcing that Craig-Hallum Capital Group LLC, the underwriter of the Company’s previously announced public offering registered on the Company’s Registration Statement on Form S-3 (File No. 333-200986), has exercised a portion of its over-allotment option to purchase an additional 418,749 shares of common stock at an aggregate price of $2.50 per share. After closing of the over-allotment, the total number of shares sold by the Company in the offering is 5,218,749. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
99.1	Press Release dated March 31, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOVIE MEDICAL CORPORATION

Date: March 31, 2015	By:	/s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer